UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2022
KKR ACQUISITION HOLDINGS I CORP.
(Exact name of registrant as specified in its charter)
Delaware	001-40225	86-1506732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, Suite 7500, New York, NY	10001
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 750-8300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fourth of one redeemable Warrant	KAHC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	KAHC	The New York Stock Exchange
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock, each at an exercise price of $11.50 per share	KAHC WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 12, 2022, KKR Acquisition Holdings I Corp. (the “Company”), a Delaware corporation, held a special meeting of stockholders (the “Special Meeting”) to vote on the proposals described under Item 5.07 of this Current Report on Form 8-K. At the Special Meeting, the Company’s stockholders approved an amendment (the “IMTA Amendment”) to the Company’s investment management trust agreement, dated as of March 19, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), to extend the date by which the Company has to consummate a business combination from March 19, 2023 to December 19, 2023, or such earlier date as determined by the Company’s Board of Directors (the “Board”).  Following such approval by the Company’s stockholders, the Company and CST entered into the IMTA Amendment on December 12, 2022.

The foregoing description of the IMTA Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the IMTA Amendment and Charter Amendment (as defined below), on December 15, 2022, upon notice from the Company of such amendments and the Company's acceleration of its business combination deadline (as described in Item 8.01), The New York Stock Exchange filed a Form 25 with the Securities and Exchange Commission (“SEC”), pursuant to Rule 12d2-2(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) in respect of the delisting of the Company’s units and Class A common stock.

Item 3.03	Material Modification to Rights of Security Holders.

The information disclosed in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03 to the extent required.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 12, 2022, the Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to implement Proposal 1A and Proposal 1B, as described below under Item 5.07 (the “Charter Amendment”). The Charter Amendment became effective on December 12, 2022 upon filing with the Secretary of State of the State of Delaware.

The foregoing description is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the holders of 138,269,299 shares of the Company’s common stock, representing approximately 80.16% of all of the shares entitled to vote at the Special Meeting, were present in person or were represented by valid proxies; therefore, a quorum was present at the Special Meeting. As of the close of business on November 10, 2022, the record date for the Special Meeting, the outstanding shares of the Company’s common stock entitled to vote consisted of 138,000,000 shares of Class A common stock and 34,500,000 shares of Class B common stock, with each share entitling the holder to one vote.

The following proposals were presented at the Special Meeting, each of which is described in more detail in the Company’s definitive proxy statement dated November 18, 2022 (the “Proxy Statement”), as supplemented, related to the Special Meeting, which was filed with the SEC.

The Company’s stockholders approved the Extension Proposal, the Elective Early Wind-Up Proposal and the Trust Amendment Proposal (each as defined in the Proxy Statement). As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to the Company’s stockholders at the Special Meeting. The voting results for each proposal is as follows:

Proposal 1A:          The Extension Proposal

The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional nine (9) months, from March 19, 2023 to December 19, 2023. The passage of the Extension Proposal required the affirmative vote of at least 65% of the Company’s outstanding shares of common stock entitled to vote thereon at the Special Meeting.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
137,965,941	303,358	0	0

Proposal 1B:          The Elective Early Wind-Up Proposal
The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to permit the Board to elect to wind up the Company’s operations prior to December 19, 2023. The passage of the Elective Early Wind-Up Proposal required the affirmative vote of at least 65% of the Company’s outstanding shares of common stock entitled to vote thereon at the Special Meeting.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
138,139,101	120,893	9,305	0

Proposal 2:          The Trust Amendment Proposal

The Company’s stockholders approved the IMTA Amendment. The passage of the Trust Amendment Proposal required the affirmative vote of at least 65% of the Company’s outstanding shares of common stock entitled to vote thereon at the Special Meeting.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
138,062,589	206,710	0	0

Item 8.01	Other Events.

As a result of receiving stockholder approval of the foregoing proposals at the Special Meeting, the Company is proceeding with its previously announced intention to accelerate its business combination deadline to December 14, 2022, which date was the last date of trading of the Company’s securities on The New York Stock Exchange.  After giving effect to the Company’s redemption of holders of Class A common stock that submitted a redemption election in connection with the Special Meeting, the mandatory redemption date for holders of any remaining outstanding shares of the Company’s Class A common stock, including shares that were included in the units issued in the Company’s initial public offering, will occur on or around December 23, 2022, and such shares of Class A common stock redeemed on the mandatory redemption date will receive a per share redemption price of approximately $10.08 to be paid from the Company’s trust account.  Holders of the Company’s Class B shares will not receive any liquidating distribution from the Company’s trust account. The Company will complete its dissolution and liquidation in accordance with the terms of its amended and restated certificate of incorporation, as amended, and Delaware law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Charter Amendment.
10.1	Amendment to the Investment Management Trust Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, statements about the Company’s dissolution and liquidation, and related matters, as well as all other statements other than statements of historical fact.

The forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in the Proxy Statement and “Item 1A. Risk Factors” of our Annual Report on Form 10-K filed with the SEC on March 31, 2022 and in our other SEC filings. Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 16, 2022
KKR ACQUISITION HOLDINGS I CORP.

	By:	/s/ Glenn Murphy
	Name:	Glenn Murphy
	Title:	Executive Chairman and Chief Executive Officer